BADGLEY FUNDS, INC.

Supplement to Statement of Additional Information dated June 24, 1998 and Supplement dated October 6, 1998


     The Adviser has agreed to waive its fee and/or reimburse the Funds' other expenses to the extent necessary to ensure that the Growth Fund's total operating expenses do not exceed 1.50% of its average daily net assets and that the Balanced Fund's total operating expenses do not exceed 1.30% of its average daily net assets until May 31, 2000. After such date, the total operating expense limitations may be terminated or revised at any time. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     This information supplements and, to the extent applicable, supersedes the information contained on page 22 of the Statement of Additional Information.




This Supplement should be retained with your Statement of Additional Information for future reference.


The date of this Statement of Additional Information Supplement is July 1, 1999.